SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  December 17, 1997

                  TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of November 30, 1997 in connection with the issuance by The Money Store
                  Auto Trust 1997-4 of Asset Backed Notes.


                             TMS Auto Holdings,Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                        333-14075       22-3405381
(State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 Morris Avenue, Union, New Jersey                 07083
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000


                  N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events


          This Current Report on Form 8-K is being filed to file a copy of the Consent of Coopers & Lybrand L.L.P., independent accountants, in connection with the issuance by The Money Store Auto Trust 1997-4 of Asset Backed Notes.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (c)  Exhibits

          Exhibit No.

             23.2 Consent of Coopers & Lybrand L.L.P., independent accountants.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TMS AUTO HOLDINGS, INC., Seller


                                    By: /s/ Michael H. Benoff
                                       Name:  Michael H. Benoff
                                       Title: Executive Vice President of
                                              TMS Auto Holdings, Inc.

Dated:  December 17, 1997

                              EXHIBIT INDEX


Exhibit                    Description of Exhibit

  23.2 Consent of Coopers & Lybrand L.L.P., independent accountants